Exhibit 99.1

Asure Announces First Quarter 2025 Results

Reports First Quarter 2025 Total Revenues of $34.9 million

Recurring Revenues Grew 10% from Prior Year

AUSTIN, TX – May 1, 2025 – Asure Software, Inc. (“we”, “us”, “our”, “Asure” or the “Company”) (Nasdaq: ASUR), a leading provider of cloud-based Human Capital Management (“HCM”) software solutions, today reported results for the first quarter ended March 31, 2025.

First Quarter 2025 Financial Highlights

•Revenue of $34.9 million, up 10% year over year, excluding ERTC revenue up 13% from the prior year first quarter
•Recurring revenue of $33.2 million versus $30.3 million during the prior year first quarter
•Net loss of $2.4 million versus a net loss of $0.3 million during the prior year first quarter
•EBITDA(1) of $4.1 million versus $4.4 million during the prior year first quarter
•Adjusted EBITDA(1) of $7.3 million versus $6.8 million during the prior year first quarter
•Gross profit of $24.6 million versus $22.6 million during the prior year first quarter
•Non-GAAP gross profit(1) of $26.3 million (Non-GAAP gross margin(1) of 75%) versus $23.8 million (and 75% in prior year first quarter)

Recent Business Highlights

•New Payroll Tax Management solution launched which is designed specifically for large Canadian companies and global enterprises with employees in Canada. Our ability to serve enterprise clients with international workforces with this innovative solution creates further opportunities to grow our business and the seamless integration of payroll tax services into major platforms such as Workday, Oracle, and SAP is a key benefit. The Canadian payroll tax solution addresses critical compliance needs for organizations managing cross-border payroll processes, reducing complexity and ensuring accurate, timely filing.

•In April 2025 we entered into a credit agreement primarily with MidCap Financial Trust, whereby the Company may borrow up to $60 million. At closing, which occurred on April 10, we received $20 million of gross proceeds.

Management Commentary

“We are excited to be off to a great start to 2025 with healthy results for our first quarter of 2025 with our revenues increasing 10% from the prior year first quarter. Our results were driven by strong performance coming from our Payroll Tax Management and initial contribution from our recently acquired product offerings,” said Asure Chairman and CEO Pat Goepel.

“Our team is focused on continuing to execute our growth strategy. Our revenues are now more than 95% recurring, our contracted revenue backlog sits at an all-time high, and we believe that the investments we have made in the business will continue to drive greater adoption of our broadened product suite for the remainder of 2025.”

(1) This financial measure is not calculated in accordance with GAAP and is defined on page 3 of this press release. A reconciliation of this non-GAAP measure to the most applicable GAAP measure begins on page 10 of this release.

1

Second Quarter 2025 and Full Year 2025 Revenue Guidance Ranges

The Company is providing the following guidance for the second quarter of 2025 and the full year 2025 based on the Company’s year-to-date results and recent business trends. The guidance for our second quarter of 2025 and the full year 2025 excludes any contribution from future potential acquisitions.

Guidance for 2025

Guidance Range	Q2-2025	FY-2025
Revenue	$30.0 M–32.0 M	$134.0 M–138.0 M
Adjusted EBITDA(1)	$5.0 M–6.0 M	23%–24%

Management uses GAAP, non-GAAP and adjusted measures when planning, monitoring, and evaluating the Company’s performance. The primary purpose of using non-GAAP and adjusted measures is to provide supplemental information that may prove useful to investors and to enable investors to evaluate the Company’s results in the same way management does.

Management believes that supplementing GAAP disclosures with non-GAAP and adjusted disclosures provides investors with a more complete view of the Company’s operational performance and allows for meaningful period-to-period comparisons and analysis of trends in the Company’s business. Further, to the extent that other companies use similar methods in calculating adjusted financial measures, the provision of supplemental non-GAAP and adjusted information can allow for a comparison of the Company’s relative performance against other companies that also report non-GAAP and adjusted operating results.

Management has not provided a reconciliation of guidance of GAAP to non-GAAP or adjusted disclosures because management is unable to predict the nature and materiality of non-recurring expenses without unreasonable effort.

Management’s projections are based on management’s current beliefs and assumptions about the Company's business, and the industry and the markets in which it operates; there are known and unknown risks and uncertainties associated with these projections. There can be no assurance that our actual results will not differ from the guidance set forth above. The Company assumes no obligation to update publicly any forward-looking statements, including its 2025 earnings guidance, whether as a result of new information, future events or otherwise. Please refer to the “Use of Forward-Looking Statements” disclosures on page 5 of this press release as well as the risk factors in our quarterly and annual reports on file with the Securities and Exchange Commission for more information about risk that affect our business and industry.

Conference Call Details

Asure management will host a conference call on Thursday, May 1, 2025, at 3:30 pm Central (4:30 pm Eastern). Asure Chairman and CEO Pat Goepel and CFO John Pence will participate in the conference call followed by a question-and-answer session. The conference call will be broadcast live and available for replay via the investor relations section of the Company’s website. Analysts may participate on the conference call by dialing 877-407-9219 or 201-689-8852.

About Asure Software, Inc.

Asure (Nasdaq: ASUR) provides cloud-based Human Capital Management (HCM) software solutions that assist organizations of all sizes in streamlining their HCM processes. Asure's suite of HCM solutions includes HR, payroll, time and attendance, benefits administration, payroll tax management, and talent management. The company's approach to HR compliance services incorporates AI technology to enhance scalability and efficiency while prioritizing client interactions. For more information, please visit www.asuresoftware.com.

Non-GAAP and Adjusted Financial Measures

This press release includes information about non-GAAP gross profit, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP research and development expense, EBITDA, EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin. These non-GAAP and adjusted financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP and adjusted financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with the Company’s Condensed Consolidated Financial Statements prepared in accordance with GAAP. Non-GAAP and adjusted financial measures are reconciled to GAAP in the tables set forth in this release and are subject to reclassifications to conform to current period presentations.

Non-GAAP gross profit differs from gross profit in that it excludes amortization, share-based compensation, and one-time items.

Non-GAAP sales and marketing expense differs from sales and marketing expense in that it excludes share-based compensation and one-time items.

Non-GAAP general and administrative expense differs from general and administrative expense in that it excludes share-based compensation and one-time items.

Non-GAAP research and development expense differs from research and development expense in that it excludes share-based compensation and one-time items.

EBITDA differs from net income (loss) in that it excludes items such as interest, income taxes, depreciation, and amortization. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

Adjusted EBITDA differs from EBITDA in that it excludes share-based compensation, other income (expense), net and one-time expenses. Asure is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort.

All adjusted and non-GAAP measures presented as “margin” are computed by dividing the applicable adjusted financial measure by total revenue.

Specifically, as applicable to the respective financial measure, management is adjusting for the following items when calculating non-GAAP and adjusted financial measures as applicable for the periods presented. No additional adjustments have been made for potential income tax effects of the adjustments based on the Company’s current and anticipated de minimis effective federal tax rate, resulting from the Company’s continued losses for federal tax purposes and its tax net operating loss balances.

Share-Based Compensation Expenses. The Company’s compensation strategy includes the use of share-based compensation to attract and retain employees and executives. It is principally aimed at aligning their interests with those of our stockholders and at long-term employee retention, rather than to motivate or reward operational performance for any particular period. Thus, share-based compensation expense varies for reasons that are generally unrelated to operational decisions and performance in any particular period.

Depreciation. The Company excludes depreciation of fixed assets. Also included in the expense is the depreciation of capitalized software costs.

Amortization of Purchased Intangibles. The Company views amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company’s research and development efforts, trade names, customer lists and customer relationships, and acquired lease intangibles, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

Interest Expense, Net. The Company excludes accrued interest expense, the amortization of debt discounts and deferred financing costs.

Income Taxes. The Company excludes income taxes, both at the federal and state levels.

One-Time Expenses. The Company’s adjusted financial measures exclude the following costs to normalize comparable reporting periods, as these are generally non-recurring expenses that do not reflect the ongoing operational results. These items are typically not budgeted and are infrequent and unusual in nature.

Settlements, Penalties and Interest. The Company excludes legal settlements, including separation agreements, penalties and interest that are generally one-time in nature and not reflective of the operational results of the business.

Acquisition and Transaction Related Costs. The Company excludes these expenses as they are transaction costs and expenses that are generally one-time in nature and not reflective of the underlying operational results of our business. Examples of these types of expenses include legal, accounting, regulatory, other consulting services, severance and other employee costs.

Other non-recurring Expenses. The Company excludes these as they are generally non-recurring items that are not reflective of the underlying operational results of the business and are generally not anticipated to recur. Some examples of these types of expenses, historically, have included write-offs or impairments of assets, demolition of office space and cybersecurity consultants.

Other (Expense) Income, Net. The Company’s adjusted financial measures exclude Other (Expense) Income, Net because it includes items that are not reflective of the underlying operational results of the business, such as loan forgiveness, adjustments to contingent liabilities and credits earned as part of the CARES Act, passed by Congress in the wake of the coronavirus pandemic.

Use of Forward-Looking Statements

This press release contains certain statements made by management that may constitute “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements about our financial results may include expected or projected U.S. GAAP and other operating and non-operating results. The words “believe,” “may,” “will,” “estimate,” “projects,” “anticipate,” “intend,” “expect,” “should,” “plan,” and similar expressions are intended to identify forward-looking statements. Examples of “forward-looking statements” include statements we make regarding our operating performance, future results of operations and financial position, revenue growth, earnings, or other projections. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. The achievement or success of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions, over many of which we have no control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

The risks and uncertainties referred to above include—but are not limited to— risks associated with breaches of the Company’s security measures; risks related to material weaknesses; possible fluctuations in the Company’s financial and operating results; privacy concerns and laws and other regulations may limit the effectiveness of our applications; the financial and other impact of any previous and future acquisitions; domestic and international regulatory developments, including changes to or applicability to our business of privacy and data securities laws, money transmitter laws and anti-money laundering laws; regulatory pressures on economic relief enacted as a result of the COVID-19 pandemic that change or cause different interpretations with respect to eligibility for such programs; risk of our software and solutions not functioning adequately; interruptions, delays or changes in the Company’s services or the Company’s Web hosting; may incur debt to meet future capital requirements; volatility and weakness in bank and capital markets; access to additional capital; significant costs as a result of operating as a public company; the expiration of Employee Retention Tax Credits (“ERTC”) and the impact of the Internal Revenue Service recent measures regarding ERTC claims and the corresponding cash collections of existing receivables; the inability to continue to release timely updates for changes in laws; the inability to develop new and improved versions of the Company’s services and technological developments; customer’s nonrenewal of their agreements and other similar changes could negatively impact revenue, operating results and financial conditions; the exposure of market, interest, credit and liquidity risk on client funds held int rust; the Company’s operation in highlight competitive markets; risk that our clients could have insufficient funds that could result in limitations in the ability to transmit ACH transactions; impairment of intangible assets; litigation and any related claims, negotiations and settlements, including with respect to intellectual property matters or industry-specific regulations; various financial aspects of the Company’s Software-as-a-Service model; adverse effects to our business a result of claims, lawsuits, and other proceedings; issues in the use of artificial intelligence in our HCM products and services; adverse changes to financial accounting standards to the Company; inability to maintain third-party licensed software; evolving regulation of the Internet, changes in the infrastructure underlying the Internet or interruptions in Internet; factors affecting the Company’s deferred tax assets and ability to value and utilize them; the nature of the Company’s business model; inability to adopt new or correctly interpret existing money service and money transmitter business status; the Company’s ability to hire, retain and motivate employees and manage the Company’s growth; interruptions to supply chains and extended shut down of businesses; potential enactment of adverse tax laws, regulation, political, economic and social factors; potential sales of a substantial number of shares of our common stock along with its volatility; risks associate with potential equity-related transactions including dividends, rights under the stockholder plan to discourage certain actions and other impacts as a result of actions of our stockholders.

Please review the Company’s risk factors in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2025.

The forward-looking statements, including the financial guidance and 2025 outlook, contained in this press release represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations with regard to these forward looking statements or any change in events, conditions or circumstances on which any such statements are based. © 2025 Asure Software, Inc. All rights reserved.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	March 31, 2025	December 31, 2024

ASSETS
Current assets:
Cash and cash equivalents	$14,076	$21,425
Accounts receivable, net of allowance for credit losses of $6,545 and $6,328 at March 31, 2025 and December 31, 2024, respectively	15,800	18,154
Inventory	220	195
Prepaid expenses and other current assets	5,970	4,888
Total current assets before funds held for clients	36,066	44,662
Funds held for clients	257,019	192,615
Total current assets	293,085	237,277
Property and equipment, net	20,999	19,669
Goodwill	94,724	94,724
Intangible assets, net	73,003	69,114
Operating lease assets, net	4,403	4,041
Other assets, net	12,727	11,813
Total assets	$498,941	$436,638
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of notes payable	$7,948	$7,008
Accounts payable	2,475	1,364
Accrued compensation and benefits	2,911	4,485
Operating lease liabilities, current	1,432	1,438
Other accrued liabilities	6,071	6,600
Deferred revenue	4,662	8,363
Total current liabilities before client fund obligations	25,499	29,258
Client fund obligations	258,586	194,378
Total current liabilities	284,085	223,636
Long-term liabilities:
Deferred revenue	3,321	3,430
Deferred tax liability	2,903	2,612
Notes payable, net of current portion	6,172	5,709
Operating lease liabilities, noncurrent	3,892	3,578
Other liabilities	905	358
Total long-term liabilities	17,193	15,687
Total liabilities	301,278	239,323
Stockholders’ equity:
Preferred stock, $0.01 par value; 1,500 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value; 44,000 shares authorized; 27,122 and 26,671 shares issued, 27,122 and 26,671 shares outstanding at December 31, 2024 and December 31, 2023, respectively	271	267
Treasury stock at cost, zero(1) at March 31, 2025 and December 31, 2024	—	—
Additional paid-in capital	507,149	504,849
Accumulated deficit	(309,624)	(307,226)
Accumulated other comprehensive loss	(133)	(575)
Total stockholders’ equity	197,663	197,315
Total liabilities and stockholders’ equity	$498,941	$436,638
(1) The aggregate Treasury stock of prior repurchases of the Company's own common stock was retired and subsequently issued effective January 1, 2024. See the Consolidated
Statement of Changes in Stockholders' Equity for the impact of this transaction.

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2025	2024

Revenue:
Recurring	$33,187	$30,273
Professional services, hardware and other	1,667	1,379
Total revenue	34,854	31,652
Cost of sales	10,246	9,045
Gross profit	24,608	22,607
Operating expenses:
Sales and marketing	8,386	7,767
General and administrative	11,900	10,063
Research and development	2,029	1,769
Amortization of intangible assets	4,308	3,449
Total operating expenses	26,623	23,048
Loss from operations	(2,015)	(441)
Interest income	171	336
Interest expense	(451)	(180)
Other income, net	188	10
Loss from operations before income taxes	(2,107)	(275)
Income tax expense	291	33
Net loss	(2,398)	(308)
Other comprehensive income (loss):
Unrealized gain (loss) on marketable securities	442	(244)
Comprehensive loss	$(1,956)	$(552)

Basic and diluted loss per share
Basic	$(0.09)	$(0.01)
Diluted	$(0.09)	$(0.01)

Weighted average basic and diluted shares
Basic	26,961	25,334
Diluted	26,961	25,334

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2025	2024

Cash flows from operating activities:
Net loss	$(2,398)	$(308)
Adjustments to reconcile loss to net cash provided by (used in) operations:
Depreciation and amortization	5,972	4,860
Amortization of operating lease assets	374	335
Amortization of debt financing costs and discount	253	142
Non-cash interest expense	197	—
Net accretion of discounts and amortization of premiums on available-for-sale securities	(110)	(78)
Provision for expected losses	93	46
Provision for deferred income taxes	291	24
Net realized gains on sales of available-for-sale securities	(656)	(652)
Share-based compensation	1,863	1,902
Changes in operating assets and liabilities:
Accounts receivable	2,261	(919)
Inventory	(24)	(50)
Prepaid expenses and other assets	(1,049)	(473)
Operating lease right-of-use assets	—	30
Accounts payable	903	(960)
Accrued expenses and other long-term obligations	(1,737)	(2,665)
Operating lease liabilities	(427)	(141)
Deferred revenue	(3,810)	(5,040)
Net cash provided by (used in) operating activities	1,996	(3,947)
Cash flows from investing activities:
Acquisition of intangible assets	(6,346)	(710)
Purchases of property and equipment	(192)	(240)
Software capitalization costs	(2,769)	(2,435)
Purchases of available-for-sale securities	(6,589)	(3,516)
Proceeds from sales and maturities of available-for-sale securities	3,266	2,406
Net cash used in investing activities	(12,630)	(4,495)
Cash flows from financing activities:
Payments made on amounts due for the acquisition of intangibles	(723)	(236)
Net proceeds from issuance of common stock	441	176
Net change in client fund obligations	64,207	21,122
Net cash provided by financing activities	63,925	21,062
Net increase in cash, cash equivalents, restricted cash, and restricted cash equivalents	53,291	12,620
Cash, cash equivalents, restricted cash and restricted cash equivalents, beginning of period	145,712	177,622
Cash, cash equivalents, restricted cash and restricted cash equivalents, end of period	$199,003	$190,242

ASURE SOFTWARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)
(in thousands)

	Three Months Ended March 31,
	2025	2024

Reconciliation of cash, cash equivalents, restricted cash, and restricted cash equivalents to the Condensed Consolidated Balance Sheets
Cash and cash equivalents	$14,076	$23,166
Restricted cash and restricted cash equivalents included in funds held for clients	184,927	167,076
Total cash, cash equivalents, restricted cash, and restricted cash equivalents	$199,003	$190,242

Supplemental information:
Cash paid for interest	$125	$—

Non-cash investing and financing activities:
Acquisition of intangible assets	$750	$6,345
Notes payable issued for acquisitions	$1,150	$827
Shares issued for acquisitions	$—	$4,494

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES
(unaudited)

(in thousands)	Q1-25	Q4-24	Q3-24	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23
Revenue(1)	$34,854	$30,792	$29,304	$28,044	$31,652	$26,264	$29,334	$30,420

Gross Profit to non-GAAP Gross Profit
Gross Profit	$24,608	$20,928	$19,704	$18,868	$22,607	$17,839	$21,280	$22,018
Gross Margin	70.6%	68.0%	67.2%	67.3%	71.4%	67.9%	72.5%	72.4%

Share-based Compensation	44	44	44	43	40	32	28	46
Depreciation	1,369	1,190	1,232	1,145	1,110	921	984	1,309
Amortization - intangibles	50	50	50	50	50	50	50	50
One-time expenses
Settlements, penalties & interest	29	25	2	3	—	(6)	8	—
Acquisition and transaction costs	167	221	367	264	39	—	—	—
Other non-recurring expenses	—	84	—	—	—	—	—	—
Non-GAAP Gross Profit	$26,267	$22,542	$21,399	$20,373	$23,846	$18,836	$22,350	$23,423
Non-GAAP Gross Margin	75.4%	73.2%	73.0%	72.6%	75.3%	71.7%	76.2%	77.0%

Sales and Marketing Expense to non-GAAP Sales and Marketing Expense
Sales and Marketing Expense	$8,386	$6,945	$6,680	$6,924	$7,767	$6,422	$6,597	$8,515

Share-based Compensation	322	251	269	237	243	180	210	149
Depreciation	1	—	1	—	1	1	—	—
One-time expenses
Settlements, penalties & interest	51	78	(5)	5	18	6	30	4
Acquisition and transaction costs	30	9	68	37	11	—	—	—
Other non-recurring expenses	—	52	—	—	—	—	—	180
Non-GAAP Sales and Marketing Expense	$7,982	$6,555	$6,347	$6,645	$7,494	$6,235	$6,357	$8,182

General and Administrative Expense to non-GAAP General and Administrative Expense
General and Administrative Expense	$11,900	$9,940	$10,378	$10,118	$10,063	$9,747	$9,294	$10,336

Share-based Compensation	1,407	1,081	1,187	1,122	1,535	980	936	1,298
Depreciation	244	269	264	256	251	225	200	234
One-time expenses
Settlements, penalties & interest	492	142	377	304	98	284	101	432
Acquisition and transaction costs	491	282	371	245	57	51	—	—
Other non-recurring expenses	136	220	253	—	86	53	—	453
Non-GAAP General and Administrative Expense	$9,130	$7,946	$7,926	$8,191	$8,036	$8,154	$8,057	$7,919

Research and Development Expense to non-GAAP Research and Development Expense
Research and Development Expense	$2,029	$2,103	$1,973	$1,962	$1,769	$1,739	$1,803	$1,325

Share-based Compensation	90	87	90	86	85	69	76	89
Depreciation	1	—	$—	$—	$—	$—	$—	$—
One-time expenses
Settlements, penalties & interest	9	21	—	27	31	—	—	—
Acquisition and transaction costs	91	153	195	369	147	—	—	—
Other non-recurring expenses	—	29	—	—	—	—	—	—
Non-GAAP Research and Development Expense	$1,838	$1,813	$1,688	$1,480	$1,506	$1,670	$1,727	$1,236

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

ASURE SOFTWARE, INC.
RECONCILIATION OF NON-GAAP AND ADJUSTED FINANCIAL MEASURES (cont.)
(unaudited)

(in thousands)	Q1-25	Q4-24	Q3-24	Q2-24	Q1-24	Q4-23	Q3-23	Q2-23
Revenue(1)	$34,854	$30,792	$29,304	$28,044	$31,652	$26,264	$29,334	$30,420

GAAP Net Loss to Adjusted EBITDA
GAAP Net Loss	$(2,398)	$(3,204)	$(3,901)	$(4,360)	$(308)	$(3,582)	$(2,206)	$(3,765)

Interest expense, net	280	211	109	(53)	(156)	(24)	782	1,593
Income taxes	291	499	170	231	33	(158)	(123)	627
Depreciation	1,614	1,460	1,497	1,402	1,361	1,148	1,185	1,542
Amortization - intangibles	4,358	4,482	4,345	4,096	3,499	3,743	3,384	3,343
EBITDA	$4,145	$3,448	$2,220	$1,316	$4,429	$1,127	$3,022	$3,340
EBITDA Margin	11.9%	11.2%	7.6%	4.7%	14.0%	4.3%	10.3%	11.0%

Share-based Compensation	1,863	1,463	1,591	1,488	1,902	1,260	1,251	1,582
One Time Expenses
Settlements, penalties & interest	581	266	375	339	147	283	140	436
Acquisition and transaction costs	779	665	1,001	914	254	51	—	—
Other non-recurring expenses	136	385	253	—	86	53	—	633
Other expense (income), net	(188)	2	—	—	(10)	1	1,800	93
Adjusted EBITDA	$7,316	$6,229	$5,440	$4,057	$6,808	$2,775	$6,213	$6,084
Adjusted EBITDA Margin	21.0%	20.2%	18.6%	14.5%	21.5%	10.6%	21.2%	20.0%

(1)Note that first quarters are seasonally strong as recurring year-end W2/ACA revenue is recognized in this period.

Investor Relations Contact
Patrick McKillop
Vice President, Investor Relations
617-335-5058
patrick.mckillop@asuresoftware.com